UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2025

ARES ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41691	98-1592112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor
New York, New York	10167
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one redeemable warrant	AACT.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	AACT	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AACT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Series A Preferred Investment

On September 15, 2025, in connection with a financing effort related to the previously announced proposed business combination (the “proposed business combination”) between Kodiak Robotics, Inc. (“Legacy Kodiak”) and Ares Acquisition Corporation II (“AACT”), AACT may opportunistically enter into subscription agreements with certain institutional and accredited investors (each, a “Preferred Investor” and each subscription agreement a “Subscription Agreement”). Pursuant to the Subscription Agreements, the Preferred Investors agreed or will agree, subject to the terms and conditions set forth in the Subscription Agreements, and following the Domestication (as defined below), to subscribe for and purchase from Kodiak (as defined below) shares of Kodiak Series A Preferred Stock and PIPE Warrants (each as defined below). Such transactions are referred to as the “Series A Preferred Investment.” The closing of the Series A Preferred Investment is conditioned upon, among other things, the completion or concurrent consummation of the proposed business combination.

As of September 15, 2025, AACT has entered into a Subscription Agreement with certain Preferred Investors for an aggregate purchase price of $145 million. One of such Preferred Investors previously entered into a subscription agreement for an aggregate purchase price of $50 million in connection with AACT’s previously announced common stock PIPE investment, which was amended and restated in the form of a Subscription Agreement in connection with the Preferred Investor’s Series A Preferred Investment. As a result of such amendment and restatement, the obligation of such Preferred Investors to purchase the $50 million of common stock PIPE investment was replaced with the obligation to purchase the Series A Preferred Stock and PIPE Warrants. AACT reserves the right to raise incremental proceeds in connection with the Series A Preferred Investment.

As previously announced, AACT, Legacy Kodiak and AAC II Merger Sub, Inc., a Delaware corporation (“Merger Sub”), have entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), in connection with the proposed business combination. Pursuant to the terms of the Business Combination Agreement, subject to obtaining the required shareholder approvals and at least one day prior to the time of the closing (the “Closing,” and the date on which the Closing occurs, the “Closing Date”) of the proposed business combination, AACT will deregister as a Cayman Islands exempted company and transfer by way of continuation to and domesticate as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). In connection with the Domestication, AACT will change its name to “Kodiak AI, Inc.” (such company after the Domestication, “Kodiak”). In connection with the Closing, each then issued and outstanding Class A ordinary share of AACT, par value $0.0001 per share (“Class A Shares”), will convert automatically, on a one-for-one basis, into one share of common stock, par value $0.0001 per share, of Kodiak (the “Kodiak Common Stock”).

Pursuant to the Subscription Agreements, the Preferred Investors agreed or will agree, among other things, to purchase, at the Closing and following the Domestication, shares of 9.99% Series A Cumulative Convertible Preferred Stock of Kodiak, par value $0.0001 per share (the “Kodiak Series A Preferred Stock”), having the rights, preferences and privileges set forth in the Certificate of Designation of Preferences, Rights and Limitations of 9.99% Series A Cumulative Convertible Preferred Stock (the “Certificate of Designation”) and warrants to purchase a number of shares of Kodiak Common Stock equal to 125% of the amount of shares into which such shares of Kodiak Common Stock underlying the Kodiak Series A Preferred Stock are convertible on the Closing Date (a “PIPE Warrant”). Each share of Kodiak Series A Preferred Stock will have a stated value of $1,200 (the “Stated Value”).

Pursuant to the Subscription Agreements, a Preferred Investor may elect to reduce, by one Kodiak Series A Preferred Stock for every 100 Open Market Purchase Shares or Currently Owned Shares (each as defined below), the number of shares of Kodiak Series A Preferred Stock it is obligated to purchase under its Subscription Agreement (together with the corresponding number of Series A Preferred Investor Warrants such Preferred Investor is eligible to receive) up to the total amount of shares of Kodiak Series A Preferred Stock subscribed for under the Subscription Agreement, to the extent the Preferred Investor (i) purchases Class A Shares in open market transactions at a price less than the Redemption Price (as defined in the Business Combination Agreement) prior to one business day before the redemption deadline established for the extraordinary general meeting of AACT to approve the proposed business combination (the “Open Market Purchase Shares”); or (ii) beneficially owned any Class A Shares as of the date of its Subscription Agreement (the “Currently Owned Shares”). With respect to Open Market Purchase Shares, the Preferred

Investor must agree to (i) not sell or otherwise transfer any Open Market Purchase Shares prior to the Closing; (ii) not vote any Open Market Purchase Shares in favor of approving the proposed business combination or any extension of AACT and instead submit a proxy abstaining from voting on such proposal; and (iii) to the extent such investor has the right to have any of its Open Market Purchase Shares redeemed for cash in connection with the Closing or in connection with any extension of AACT, not exercise any such redemption rights. With respect to Currently Owned Shares, the Preferred Investor must agree to (i) not sell or otherwise transfer any Currently Owned Shares prior to the Closing; (ii) vote all of its Currently Owned Shares in favor of approving the proposed business combination or any extension of AACT; and (iii) to the extent such investor has the right to have any of its Currently Owned Shares redeemed for cash in connection with the Closing or in connection with any extension of AACT, not exercise any such redemption rights.

The form of Subscription Agreement includes customary representations and warranties from AACT and the Preferred Investors, is subject to customary closing conditions and contain certain customary registration rights in respect of the Kodiak Series A Preferred Stock and PIPE Warrants.

In addition, pursuant to the Subscription Agreements, until November 29, 2025, AACT shall not, without the prior written consent of the Preferred Investors who purchased at least a majority of the Kodiak Series A Preferred Stock under the Subscription Agreements, issue, enter into any agreement to issue or announce the issuance of any shares of Kodiak Common Stock or Common Stock Equivalents (as defined in the Certificate of Designation), in each case other than Exempt Issuances (as defined in the Certificate of Designation).

Dividends: The Kodiak Series A Preferred Stock will accrue dividends daily at the rate of 9.99% per annum of the Accrued Value (as defined in the Certificate of Designation) (if paid in kind), plus the amount of previously accrued dividends paid in kind, or 7.99% per annum of the Accrued Value (if paid in cash), plus the amount of previously accrued dividends paid in kind. Such dividends will compound semi-annually.

Liquidation Preference: Upon any liquidation or deemed liquidation event, the holders of Kodiak Series A Preferred Stock will be entitled to receive out of the available proceeds, before any distribution is made to holders of Kodiak Common Stock or any other junior securities, an amount per share equal to the greater of (i) (x) 100% of the Accrued Value on each share of Kodiak Series A Preferred Stock, plus (y) the accrued but unpaid or uncompounded portion of the accrued dividend since the most recent semi-annual dividend date; or (ii) such amount per share as would have been payable had all shares of Kodiak Series A Preferred Stock been converted into Kodiak Common Stock immediately prior to the liquidation event.

Protective Provisions: Kodiak shall not, without the affirmative vote or action by written consent of holders of more than 50% of the issued and outstanding shares of Kodiak Series A Preferred Stock, take any of the following actions: (i) liquidate, dissolve or wind up the affairs of Kodiak; (ii) amend, alter, or repeal any provision of the certificate of incorporation, bylaws, or Certificate of Designation in a manner adverse to Kodiak Series A Preferred Stock; (iii) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security unless such security ranks junior to Kodiak Series A Preferred Stock with respect to its rights, preferences and privileges, or increase the authorized number of shares of Kodiak Series A Preferred Stock; or (iv) purchase or redeem or pay any cash dividend on any capital stock ranking junior to Kodiak Series A Preferred Stock prior to payment of such cash dividend on the Kodiak Series A Preferred Stock or purchase or redeem any capital stock ranking junior to Kodiak Series A Preferred Stock, other than stock repurchased at cost from former employees and consultants in connection with the cessation of their service.

Conversion: Each share of Kodiak Series A Preferred Stock will be convertible into Kodiak Common Stock at any time at the option of the holder at a rate equal to the Accrued Value, divided by the then-applicable conversion price, plus any accrued but unpaid dividends on such share. The conversion price will initially be $12.00, subject to adjustments for stock dividends, splits, combinations and similar events and customary anti-dilution adjustments, including with respect to certain future issuances or sales of Kodiak Common Stock at prices less than the conversion price then in effect. In addition, if the trailing 45-day volume-weighted average price of Kodiak Common Stock on the 46th trading day following the date that is six months after the date of the Closing Date is less than the conversion price then in effect, the conversion price will be adjusted to the greater of (i) such volume weighted average price and (ii) $8.00. Further, if the trailing 45-day volume-weighted average price of Kodiak Common Stock on the 46th trading day following the date that is nine months after the Closing Date is less than the conversion price then in effect, the conversion price will be adjusted to the greater of (i) such volume weighted average price and (ii) $6.00.

Put Rights: Unless prohibited by applicable law governing distributions to stockholders, the Kodiak Series A Preferred Stock owned by a requesting Holder (as defined in the Certificate of Designation) shall be redeemable at the option of the Holder commencing any time after the fifth anniversary of the Closing Date at a price equal to the Accrued Value plus accrued and unpaid dividends on such shares.

Call Rights: Unless prohibited by applicable law governing distributions to stockholders, the Kodiak Series A Preferred Stock shall be redeemable at the option of Kodiak commencing any time (i) prior to the first anniversary of the Closing Date at a price equal to the 150% of the Accrued Value plus accrued and unpaid dividends on such share; (ii) on or after the first anniversary but prior to the second anniversary of the Closing Date at a price equal to the 140% of the Accrued Value plus accrued and unpaid dividends on such share; (iii) on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing at a price equal to the 130% of the Accrued Value plus accrued and unpaid dividends on such share; (iv) on or after the third anniversary of the Closing Date but prior to the fourth anniversary of the Closing Date at a price equal to the 120% of the Accrued Value plus accrued and unpaid dividends on such share; (v) on or after the fourth anniversary of the Closing Date but prior to the fifth anniversary of the Closing Date at a price equal to the 110% of the Accrued Value plus accrued and unpaid dividends on such share; or (vi) on or after the fifth anniversary of the Closing Date at a price equal to the 100% of the Accrued Value plus accrued and unpaid dividends on such share.

PIPE Warrants: At the closing of the Series A Preferred Investment, the Preferred Investor will receive PIPE Warrants to purchase a number of shares of Kodiak Common Stock equal to 125% of the total number of shares of Kodiak Common Stock into which such Investor’s shares of Kodiak Series A Preferred Stock are convertible on the Closing Date. The PIPE Warrants will be immediately exercisable upon issuance at Closing and will expire six years from the Closing Date. The PIPE Warrants include customary cash and cashless exercise provisions. Each Warrant is initially exercisable at $12.00 per share of Kodiak Common Stock, which exercise price is subject to the same anti-dilution and other adjustments as the conversion price of the Kodiak Series A Preferred Stock. The PIPE Warrants also provide for certain customary registration rights with respect to the shares of Kodiak Common Stock underlying the PIPE Warrants.

The foregoing description of the Series A Preferred Investment is subject to and qualified in its entirety by reference to (i) the full text of the form of Subscription Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”); (ii) the full text of the form of Certificate of Designation, a copy of which is attached as Exhibit 3.1 to this Current Report; and (iii) the full text of the form Warrant Certificate, a copy of the form of which is attached as Exhibit 4.1 to this Current Report, and the terms of each are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report with respect to the Series A Preferred Investment is incorporated by reference in this Current Report. The shares and warrants to be offered and sold in connection with the Series A Preferred Investment have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the Securities Act.

This Current Report is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01.	Regulation FD Disclosure.

On September 15, 2025, AACT and Kodiak issued a joint press release announcing the Series A Preferred Investment. The press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

On August 29, 2025, AACT filed a definitive proxy statement/prospectus (the “proxy statement/prospectus”) for the solicitation of proxies in connection with an extraordinary general meeting of AACT’s shareholders scheduled to be held on September 23, 2025 at 9:00 a.m. Eastern Time (the “Extraordinary General Meeting”), to vote upon, among other things, a proposal to adopt and approve the transactions contemplated by the proposed business combination. The Extraordinary General Meeting will be held in person at the offices Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022 and virtually via live webcast at https://www.cstproxy.com/aresacquisitioncorporationii/egm2025. For purposes of this Item 8.01, capitalized terms used but not defined in this Current Report shall have the meanings given to such terms in the proxy statement/prospectus. In addition, other than as modified by the information presented in this Current Report, this Item 8.01 reflects the qualifications, estimates and assumptions set forth in the proxy statement/prospectus. The information presented in this Current Report updates and supersedes the proxy statement/prospectus in all respects. For the avoidance of doubt, in the event of any discrepancy between the information presented in this Current Report and the proxy statement/prospectus, this information presented in this Current Report shall prevail.

The Stock Issuance Proposal of the proxy statement/prospectus is hereby updated to disclose the potential issuance of Kodiak Common Stock following conversion of the Kodiak Series A Preferred Stock and exercise of the PIPE Warrants. Upon the Closing, AACT expects to (i) issue 877,963 shares of Kodiak Common Stock to the PIPE Investors pursuant to the PIPE Subscription Agreements currently in effect; (ii) issue 142,157 shares of Kodiak Series A Preferred Stock, which will be immediately exercisable into 14,215,700 shares of Kodiak Common Stock, and 17,769,625 PIPE Warrants to the Preferred Investors pursuant to the Subscription Agreements; and (iii) issue or reserve for issuance up to an estimated 294,490,781 shares of Kodiak Common Stock to the Legacy Kodiak Securityholders in connection with the proposed business combination. Kodiak and AACT may opportunistically seek additional capital in connection with or following the consummation of the proposed business combination to provide additional support for the Kodiak’s operating plan. As a result, Kodiak may issue additional Kodiak Common Stock or securities convertible into or exercisable for Kodiak Common Stock or other securities pursuant to subscription, purchase or similar agreements AACT may enter into prior to Closing.

In connection with the Series A Preferred Investment, Legacy Kodiak and AACT entered into a certain acknowledgement and agreement dated September 15, 2025 (the “Second Lien Conversion Price Acknowledgement”) pursuant to which Legacy Kodiak and AACT determined that for purposes of the Second Lien Loan and Security Agreement, as of September 15, 2025, the current conversion price of the Second Lien Loan for purposes of its conversion to shares of Kodiak Common Stock in connection with the closing of the proposed business combination shall be equal to $6.00. At the Sponsor Affiliate Investor’s option, the Exchanged SAFE Loan and any Sponsor Affiliate Delayed Draw Loans are convertible into Second Lien Conversion Shares prior to Closing and subsequently into shares of Kodiak Common Stock at the same conversion price as the other Second Lien Loans. Assuming full conversion of all Second Lien Loans held by the Sponsor Affiliate Investor under the Second Lien Loan and Security Agreement into shares of Kodiak Common Stock at a price based on the Second Lien Conversion Price (including accrued and unpaid interest through August 18, 2025, and based upon the closing price of the AACT Class A Ordinary Shares of $11.39 on the New York Stock Exchange (“NYSE”) on August 18, 2025, and excluding the Exchanged SAFE Loan, any Sponsor Affiliate Delayed Draw Loans and any Sponsor Affiliate Delayed Draw Warrants), the Sponsor Affiliate Investor would receive upon Closing 3,531,854 shares of Kodiak Common Stock, with an implied aggregate market value of approximately $40.2 million. Additionally, an officer of AACT and a vehicle owned by certain Ares employees and in which an officer and director of AACT is invested would receive upon Closing an aggregate of 2,074,549 shares of Kodiak Common Stock with an aggregate market value of approximately $23.6 million based upon the closing price of $11.39 per AACT Class A Ordinary Share on the NYSE on August 18, 2025. The foregoing description of the Second Lien Conversion Price Acknowledgement is subject to and qualified in its entirety by reference to the full text of the Second Lien Conversion Price Acknowledgement, a copy of which is included as Exhibit 10.2 to this Current Report and the terms of therein are incorporated herein by reference.

Sources and Uses of Funds for the Business Combination

The following tables summarize sources and uses for funding the proposed business combination, reflecting incremental funds committed as of the date of this Current Report pursuant to the Subscription Agreements. The first table assumes that no Public Shareholders exercise redemption rights. The second table assumes that Public Shareholders exercise their redemption rights with respect to 49,359,712 Class A Shares, representing the maximum amount of Public Shares that can be redeemed. Each table assumes that the Series A Preferred Investment and the PIPE Investment are satisfied by cash payments from the applicable investors. Where actual amounts are not known or knowable, the figures below represent AACT’s and Legacy Kodiak’s good faith estimates based on the assumptions set forth in the notes to the tables. If the actual facts are different from these assumptions, actual amounts will be different from those below.

Estimated Sources and Uses (No Redemption Scenario)

Sources
($ in millions)
AACT’s Cash-in-Trust(1)	$562
PIPE Investment and Series A Preferred Stock Investment(2)	155
Sponsor(3)	71
Legacy Kodiak Equity Rollover(4)	2,500

Total Sources	$3,288

Uses
($ in millions)
Legacy Kodiak Equity Rollover	$2,500
Cash to Balance Sheet(5)	663
Sponsor	71
Estimated Transaction Expenses(6)	54

Total Uses	$3,288

(1)	AACT total cash in trust as of August 18, 2025.
(2)

Assumes completion of a $155.0 million of PIPE Investment and Series A Preferred Investment consisting of: (i) $10.0 million of Kodiak Common Stock priced at the Redemption Price per share; and (ii) $145.0 million of Kodiak Series A Preferred Stock priced at $1,200 per share.

(3)

Excludes 50% or 6,250,000 of the Sponsor’s 12,500,000 Converted AACT Class A Shares, which are Sponsor Earn Out Securities subject to vesting upon the occurrence of Triggering Event I during the Earn Out Period.

(4)

Includes (i) 55,296,720 shares of Legacy Kodiak Common Stock underlying Legacy Kodiak Options, which will automatically convert, on a one-for-one basis, into Exchanged Kodiak Options at Closing, as it is expected that all such Exchanged Kodiak Options will have an exercise price less than the Redemption Price and therefore AACT and Legacy Kodiak believe it is probable that the holders of such options will choose to exercise such Legacy Kodiak Options; (ii) 30,224,689 shares issuable upon conversion of all SAFEs and 7,556,024 shares issuable upon conversion of all Second Lien Loans (excluding the Exchanged SAFE Loan) into shares of Legacy Kodiak Common Stock immediately prior to the Closing; and (iii) 1,576,432 shares of Kodiak Common Stock issuable in respect of certain Legacy Kodiak Warrants that are expected to vest and be net exercised immediately prior to the Closing. Second Lien Loans convert at a price based on the Second Lien Conversion Price and the amount converted includes all accrued and unpaid interest at the time of conversion. Excludes (i) 1,765,927 shares of Kodiak Common Stock issuable upon conversion of the Exchanged SAFE Loan; (ii) 75,000,000 Earn Out Securities that Legacy Kodiak Securityholders will be eligible to receive upon achievement of certain milestones during the Earn Out Period and, in the case of the Earn Out RSUs, satisfaction of certain service-based vesting requirements; (iii) 568,074 shares of Kodiak Common Stock underlying Legacy Kodiak Warrants that will be assumed and become Assumed Kodiak Warrants at Closing and (iv) 3,528,887 shares of Kodiak Common Stock issuable assuming (x) all $20.0 million of Sponsor Affiliate Delayed Draw Loans and $1 million of Sponsor Affiliate Delayed Draw Warrants are issued, (y) all Sponsor Affiliate Delayed Draw Loans are converted into Second Lien Conversion Shares and (z) all Sponsor Affiliate Delayed Draw Warrants are net exercised for Legacy Kodiak Series B-2 Preferred Stock immediately prior to Closing. The number of shares of Kodiak Common Stock ultimately received upon conversion of any Sponsor Affiliate Delayed Draw Loans shall be based on the Second Lien Conversion Price. Numbers may not tie due to rounding.

(5)

The actual amount of cash will vary depending on, among other things, actual fees and expenses incurred in connection with the Business Combination and whether Kodiak determines to repay any existing indebtedness upon the Closing.

(6)

Represents estimated transaction fees and expenses, the actual amount of which will vary depending on actual fees and expenses incurred in connection with the Business Combination. Excludes $12.5 million of fees payable to an advisor of Legacy Kodiak, which we expect to be satisfied by the issuance of shares of Kodiak Common Stock.

Estimated Sources and Uses (Maximum Redemption Scenario)

Sources
($ in millions)
AACT’s Cash-in-Trust	$0
PIPE Investment and Series A Preferred Stock Investment(1)	155
Sponsor(2)	71
Legacy Kodiak Equity Rollover(3)	2,500

Total Sources	$2,726

Uses
($ in millions)
Legacy Kodiak Equity Rollover	$2,500
Cash to Balance Sheet(4)	117
Sponsor	71
Estimated Transaction Expenses(5)	38

Total Uses	$2,726

(1)

Assumes completion of a $155.0 million of PIPE Investment and Series A Preferred Stock Investment consisting of: (i) $10.0 million of Kodiak Common Stock priced at the Redemption Price per share; and (ii) $145.0 million of Kodiak Series A Preferred Stock priced at $1,200 per share.

(2)

Excludes 50% or 6,250,000 of the Sponsor’s 12,500,000 Converted AACT Class A Shares, which are Sponsor Earn Out Securities subject to vesting upon the occurrence of Triggering Event I during the Earn Out Period.

(3)

Includes (i) 55,296,720 shares of Legacy Kodiak Common Stock underlying Legacy Kodiak Options, which will automatically convert, on a one-for-one basis, into Exchanged Kodiak Options at Closing, as it is expected that all such Exchanged Kodiak Options will have an exercise price less than the Redemption Price and therefore AACT and Legacy Kodiak believe it is probable that the holders of such options will choose to exercise such Legacy Kodiak Options; (ii) 30,224,689 shares issuable upon conversion of all SAFEs and 7,556,024 shares issuable upon conversion of all Second Lien Loans (excluding the Exchanged SAFE Loan) into shares of Legacy Kodiak Common Stock immediately prior to the Closing; and (iii) 1,576,432 shares of Kodiak Common Stock issuable in respect of certain Legacy Kodiak Warrants that are expected to vest and be net exercised immediately prior to the Closing. Second Lien Loans convert at a price based on the Second Lien Conversion Price and the amount converted includes all accrued and unpaid interest at the time of conversion. Excludes (i) 1,765,927 shares of Kodiak Common Stock issuable upon conversion of the Exchanged SAFE Loan; (ii) 75,000,000 Earn Out Securities that Legacy Kodiak Securityholders will be eligible to receive upon achievement of certain milestones during the Earn Out Period and, in the case of the Earn Out RSUs, satisfaction of certain service-based vesting requirements; (iii) 568,074 shares of Kodiak Common Stock underlying Legacy Kodiak Warrants that will be assumed and become Assumed Kodiak Warrants at Closing and (iv) 3,528,887 shares of Kodiak Common Stock issuable assuming (x) all $20.0 million of Sponsor Affiliate Delayed Draw Loans and $1 million of Sponsor Affiliate Delayed Draw Warrants are issued, (y) all Sponsor Affiliate Delayed Draw Loans are converted into Second Lien Conversion Shares and (z) all Sponsor Affiliate Delayed Draw Warrants are net exercised for Legacy Kodiak Series B-2 Preferred Stock immediately prior to Closing. The number of shares of Kodiak Common Stock ultimately received upon conversion of any Sponsor Affiliate Delayed Draw Loans shall be based on the Second Lien Conversion Price. Numbers may not tie due to rounding.

(4)

The actual amount of cash will vary depending on, among other things, actual fees and expenses incurred in connection with the Business Combination and whether Kodiak determines to repay any existing indebtedness upon the Closing.

(5)

Represents estimated transaction fees and expenses, the actual amount of which will vary depending on actual fees and expenses incurred in connection with the Business Combination. Excludes $12.5 million of fees payable to an advisor of Legacy Kodiak, which we expect to be satisfied by the issuance of shares of Kodiak Common Stock.

Equity Ownership Upon Closing of the Business Combination Assuming the Completion of the Series A Preferred Investment

As of August 18, 2025, there were 49,359,712 Public Shares issued and outstanding that may be redeemed in connection with the Extraordinary General Meeting, and 12,500,000 shares of non-redeemable Class A Shares issued and outstanding. In addition, as of August 18, 2025, there were 39,300,000 AACT Warrants issued and outstanding, consisting of 25,000,000 Public Warrants and 14,300,000 Private Placement Warrants. Each AACT Warrant is each exercisable for one Class A Share (or, following the Domestication, one share of Kodiak Common Stock).

AACT cannot predict how many Public Shares will be redeemed. As a result, AACT is presenting three different redemption scenarios with respect to Class A Shares, each of which presents a different allocation of total Kodiak equity following the Closing. To illustrate potential dilution in each such scenario, the tables below present the post-Closing share ownership of Kodiak under each of: (i) the No Redemption Scenario; (ii) the 50% Redemption Scenario; and (iii) the Maximum Redemption Scenario.

The first table excludes the dilutive effect of: (i) the Earn Out Securities; (ii) the Sponsor Earn Out Securities; (iii) the Private Placement Warrants; (iv) the Public Warrants; (v) the Kodiak Warrants into which the Working Capital Loans can be converted; (vi) the Kodiak Warrants into which the Overfunding Loans can be converted; (vii) the Assumed Kodiak Warrants; and (viii) the PIPE Warrants. The second table includes the dilutive effect of such items.

	No Redemption Scenario(1)		50% Redemption Scenario(1)		Maximum Redemption Scenario(1)
	Common Stock	Ownership %*	Common Stock	Ownership %*	Common Stock	Ownership %*
Public Shareholders	49,359,712	17.0%	24,679,856	9.3%	—	0.0%
Sponsor(2)	6,250,000	2.1%	6,250,000	2.3%	6,250,000	2.6%
Legacy Kodiak Securityholders(3)	218,922,707	75.3%	218,922,707	82.3%	218,922,707	90.7%
PIPE Investors(4)	877,963	0.3%	877,963	0.3%	877,963	0.4%
Preferred Investors(12)	14,215,700	4.9%	14,215,700	5.3%	14,215,700	5.9%
Legacy Kodiak Advisor(5)	1,097,453	0.4%	1,097,453	0.4%	1,097,453	0.5%

Total shares of Kodiak Common Stock outstanding at Closing	290,723,535	100.0%	266,043,679	100.0%	241,363,823	100.0%

	No Redemption Scenario(1)		50% Redemption Scenario(1)		Maximum Redemption Scenario(1)
	Common Stock	Ownership %*	Common Stock	Ownership %*	Common Stock	Ownership %*
Public Shareholders	49,359,712	11.3%	24,679,856	6.0%	—	—%
Public Warrant Holders(6)	25,000,000	5.7%	25,000,000	6.1%	25,000,000	6.5%
Sponsor(2)	6,250,000	1.4%	6,250,000	1.5%	6,250,000	1.6%
Private Placement Warrant Holder(6)	14,300,000	3.3%	14,300,000	3.5%	14,300,000	3.7%
Legacy Kodiak Securityholders(3)	218,922,707	50.2%	218,922,707	53.2%	218,922,707	56.6%
Sponsor Earn Out Securities(7)	6,250,000	1.4%	6,250,000	1.5%	6,250,000	1.6%
Earn Out Securities(8)	75,000,000	17.2%	75,000,000	18.2%	75,000,000	19.4%
Shares Issued upon Conversion of Working Capital Loan Warrants(6)(9)	1,232,707	0.3%	1,232,707	0.3%	1,232,707	0.3%
Shares Issued upon Conversion of Overfunding Loan Warrants(6)(10)	5,000,000	1.1%	5,000,000	1.2%	5,000,000	1.3%
Assumed Kodiak Warrants(11)	568,074	0.1%	568,074	0.1%	568,074	0.1%
PIPE Investors(4)	877,963	0.2%	877,963	0.2%	877,963	0.2%
Preferred Investors(12)	14,215,700	3.3%	14,215,700	3.5%	14,215,700	3.7%
PIPE Warrants(13)	17,769,625	4.1%	17,769,625	4.3%	17,769,625	4.6%
Legacy Kodiak Advisor(5)	1,097,453	0.3%	1,097,453	0.3%	1,097,453	0.3%

Fully-Diluted Shares	435,843,941	100.0%	411,164,085	100.0%	386,484,229	100.0%

*	Amounts may not sum to 100% due to rounding.
(1)

Share ownership presented under each redemption scenario is presented for illustrative purposes. AACT and Legacy Kodiak cannot predict how many Public Shares will be redeemed. As a result, the redemption amount and the number of Public Shares redeemed in connection with the Business Combination may differ from the amounts presented above. The ownership percentages of current AACT shareholders may also differ from the presentation above if the actual redemptions are different from these assumptions. Assumes a Redemption Price of $11.39, which was the approximate Redemption Price as of August 18, 2025.

(2)

Excludes 50% or 6,250,000 of the Sponsor’s 12,500,000 Converted Class A Shares, which are Sponsor Earn Out Securities subject to vesting upon the occurrence of Triggering Event I during the Earn Out Period.

(3)

Includes (i) 55,296,720 shares of Legacy Kodiak Common Stock underlying Legacy Kodiak Options, which will automatically convert, on a one-for-one basis, into Exchanged Kodiak Options at Closing, as it is expected that all such Exchanged Kodiak Options will have an exercise price less than the Redemption Price and therefore AACT and Legacy Kodiak believe it is probable that the holders of such options will choose to exercise such Legacy Kodiak Options; (ii) 30,224,689 shares issuable upon conversion of all SAFEs and 7,556,024 shares issuable upon conversion of all Second Lien Loans (excluding the Exchanged SAFE Loan) into shares of Legacy Kodiak Common Stock immediately prior to the Closing; and (iii) 1,576,432 shares of Kodiak Common Stock issuable in respect of certain Legacy Kodiak Warrants that are expected to vest and be net exercised immediately prior to the Closing. Second Lien Loans convert at a price based on the Second Lien Conversion Price and the amount converted includes all accrued and unpaid interest at the time of conversion. Excludes (i) 1,765,927 shares of Kodiak Common Stock issuable upon conversion of the Exchanged SAFE Loan; (ii) 75,000,000 Earn Out Securities that Legacy Kodiak Securityholders will be eligible to receive upon achievement of certain milestones during the Earn Out Period and, in the case of the Earn Out RSUs, satisfaction of certain service-based vesting requirements; (iii) 568,074 shares of Kodiak Common Stock underlying Legacy Kodiak Warrants that will be assumed and become Assumed Kodiak Warrants at Closing and (iv) 3,528,887 shares of Kodiak Common Stock issuable assuming (x) all $20.0 million of Sponsor Affiliate Delayed Draw Loans and $1 million of Sponsor Affiliate Delayed Draw Warrants are issued, (y) all Sponsor Affiliate Delayed Draw Loans are converted into Second Lien Conversion Shares and (z) all Sponsor Affiliate Delayed Draw Warrants are net exercised for Legacy Kodiak Series B-2 Preferred Stock immediately prior to Closing. The number of shares of Kodiak Common Stock ultimately received upon conversion of any Sponsor Affiliate Delayed Draw Loans shall be based on the Second Lien Conversion Price. No Sponsor Affiliate Delayed Draw Loans or Sponsor Affiliate Delayed Draw Warrants have been issued as of the date of this filing. Numbers may not tie due to rounding.

(4)	Assumes completion of a $10.0 million PIPE Investment that prices at the Redemption Price.
(5)	Represents shares of Kodiak Common Stock to be issued at Closing to an advisor to Legacy Kodiak in a private placement in settlement of $12.5 million of fees payable to such adviser.
(6)

Represents shares issuable upon the exercise of Kodiak Warrants. Kodiak Warrants will be exercisable beginning 30 days following the Closing for one share of Kodiak Common Stock at an exercise price of $11.50 per share in accordance with the terms of the warrants. Each redemption scenario assumes that all outstanding warrants are exercised for cash.

(7)	Represents 6,250,000 shares of Kodiak Common Stock which are Sponsor Earn Out Securities subject to vesting upon the occurrence of Triggering Event I during the Earn Out Period.

(8)

Represents an aggregate of 75,000,000 Earn Out Securities that Legacy Kodiak Securityholders will be eligible to receive upon achievement of certain milestones during the Earn Out Period and, in the case of the Earn Out RSUs, satisfaction of certain service-based vesting requirements. 25,000,000 Earn Out Securities will vest or be issued upon the occurrence of Triggering Event I, 25,000,000 Earn Out Securities will vest or be issued upon the occurrence of Triggering Event II and 25,000,000 Earn Out Securities will vest or be issued upon the occurrence of Triggering Event III.

(9)

Assumes that the Working Capital Loans are converted into Kodiak Warrants. The Working Capital Loans will, in the Sponsor’s discretion, either be repaid upon the Closing or converted into Kodiak Warrants at a price of $1.00 per warrant (or any combination of repayment or conversion). Any such warrants will be identical to the Private Placement Warrants.

(10)

Assumes that the Overfunding Loans are converted into Kodiak Warrants. The Overfunding Loans will, in the Sponsor’s discretion, either be repaid upon the Closing or converted into Kodiak Warrants at a price of $1.00 per warrant (or any combination of repayment or conversion). Any such warrants will be identical to the Private Placement Warrants.

(11)	Represents shares issuable upon the exercise of the Assumed Kodiak Warrants at an exercise price of $2.17 per share.
(12)

Assumes the Series A Preferred Investment is satisfied by cash payments from the applicable investors and the full conversion to Kodiak Common Stock of a $145.0 million Series A Preferred Investment at the $12.00 initial conversion price at Closing. Excludes (i) dividends that will accrue on the Kodiak Series A Preferred Stock and (ii) any adjustments to the conversion price. While there are no mandatory conversion or redemption obligations in respect of the Kodiak Series A Preferred Stock, such shares are redeemable at either Kodiak or the investor’s option five years after the Closing Date at the Accrued Value plus accrued and unpaid dividends on such shares. Assuming (i) the investor holds the Kodiak Series A Preferred Stock for five years, and (ii) the conversion price of such Kodiak Series A Preferred Stock is reset to the floor price of $6.00, such Kodiak Series A Preferred Stock would be convertible into 46,289,706 shares of Kodiak Common Stock.

(13)

Assumes the Series A Preferred Investment is satisfied by cash payments from the applicable investors. Represents shares issuable upon the exercise of PIPE Warrants. Each PIPE Warrant will be exercisable immediately upon the Closing for one share of Kodiak Common Stock in accordance with the terms of the PIPE Warrants. Each redemption scenario assumes that all outstanding warrants are exercised for cash. In accordance with the terms of the PIPE Warrants, the exercise price will initially be $12.00, subject to adjustments for stock dividends, splits, combinations and similar events and customary anti-dilution adjustments, including with respect to future issuances or sales of Kodiak Common Stock at prices less than the exercise price then in effect. In addition, if the 45-day volume-weighted average price of Kodiak Common Stock on the 46th trading day following the date that is six months after the date of the Closing Date is less than the exercise price then in effect, the exercise price will be adjusted to the greater of (i) such volume weighted average price and (ii) $8.00. Further, if the 45-day volume-weighted average price of Kodiak Common Stock on the 46th trading day following the date that is nine months after the Closing Date is less than the exercise price then in effect, the exercise price will be adjusted to the greater of (i) such volume weighted average price and (ii) $6.00.

To the extent that any of the Kodiak Series A Preferred Stock are converted to shares of Kodiak Common Stock or PIPE Warrants are exercised for shares of Kodiak Common Stock, AACT’s existing shareholders may experience dilution. Such dilution could, among other things, limit the ability of AACT’s current shareholders to influence Kodiak’s management through the election of directors following the Closing.

Partial Lockup Release

In connection with the consummation of the proposed business combination, AACT and Kodiak determined to waive, effective upon the Closing, the restrictions set forth in Section 6.8 of the Proposed Bylaws, in respect of such number of shares of Kodiak Common Stock equal to $2,500, calculated at the time of the Closing, rounded up to the nearest share, for each securityholder of Legacy Kodiak that is not an affiliate of Legacy Kodiak.

AACT reminds its shareholders to vote in favor of the proposed business combination. Holders of AACT’s ordinary shares at the close of business on the record date of August 20, 2025 are entitled to vote at the Extraordinary General Meeting. More details about the proposed business combination and the resolutions to be voted upon at the Extraordinary General Meeting can be found in the proxy statement/prospectus relating to the proposed business combination which is available at: http://www.sec.gov.

Forward Looking Statements

This Current Report includes “forward-looking statements” including regarding AACT’s or Legacy Kodiak’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “will,” “would” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding: Legacy Kodiak’s and AACT’s expectations with respect to the completion of the Series A Preferred Investment, the future performance and the success of the combined company following the consummation of the proposed business combination (the “combined company”); the expected benefits of the proposed business combination; estimated total addressable markets for commercial trucking and public sector applications; estimated Kodiak Driver-as-a-Service Economics, including assumptions around costs per mile of a human driver, average cost of a human driver and expected customer cost savings; Legacy Kodiak’s operational and product roadmap, and its ability to produce and deploy the Kodiak Driver at scale; the regulatory landscape for the Kodiak Driver and complexities with compliance related to such landscape; the capitalization of the combined company after giving effect to the proposed business combination; developments relating to Legacy Kodiak’s competitors and industry; Legacy Kodiak’s ability to successfully collaborate with business partners and customers; Legacy Kodiak’s future capital requirements and sources and uses of cash; expectations regarding Legacy Kodiak’s expansion plans and opportunities; and the completion of the contemplated PIPE Investment, the Series A Preferred Investment and any incremental PIPE Investment or Series A Preferred Investment. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Legacy Kodiak’s and AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Legacy Kodiak and AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the rapid evolution of autonomous vehicle technology and flaws or errors in Legacy Kodiak’s solutions or flaws in or misuse of autonomous vehicle technology in general; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the equity holders of Legacy Kodiak or AACT is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks related to the rollout of Legacy Kodiak’s business and the timing of expected business milestones; the effects of competition on Legacy Kodiak’s business; supply shortages in the materials necessary for the production of the Kodiak Driver; risks related to working with third-party manufacturers for key components of the Kodiak Driver; risks related to the retrofitting of Legacy Kodiak’s vehicles by third parties; the termination or suspension of any of Legacy Kodiak’s contracts or the reduction in counterparty spending; delays in Legacy Kodiak’s operational roadmap with key partners and customers; the amount of redemption requests made by AACT’s public equity holders; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Legacy Kodiak, AACT or the combined company resulting from the proposed business combination with the SEC, including under the heading “Risk Factors” contained in the proxy statement/prospectus. If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Legacy Kodiak nor AACT presently know or that Legacy Kodiak and AACT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect Legacy Kodiak’s and AACT’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Legacy Kodiak and AACT anticipate that subsequent events and developments will cause Legacy Kodiak’s and AACT’s assessments to change. However, while Legacy Kodiak and AACT may elect to update these forward-looking statements at some point in the future, Legacy Kodiak and AACT specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Legacy Kodiak’s or AACT’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Legacy Kodiak, AACT, nor any of their respective affiliates have any obligation to update these forward-looking statements other than as required by law.

In addition, this Current Report contains certain information about the historical performance of Legacy Kodiak. You should not view information related to the past performance of Legacy Kodiak as indicative of future results. Certain information set forth in this Current Report includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

This Current Report relates to the proposed business combination between Legacy Kodiak and AACT. In connection with the proposed business combination, AACT and Legacy Kodiak initially filed a registration statement on Form S-4 with the SEC on May 14, 2025 (File No. 333-287278) (as amended from time to time, the “Registration Statement”), which includes a prospectus with respect to the combined company’s securities to be issued in connection with the proposed business combination and a preliminary proxy statement with respect to the shareholder meeting of AACT to vote on the proposed business combination. The Registration Statement was declared effective by the SEC, and AACT commenced mailing, on August 29, 2025, the proxy statement/prospectus to the shareholders of AACT as of the record date established for voting on the proposed business combination. SECURITY HOLDERS OF LEGACY KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Legacy Kodiak and AACT once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, New York 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

AACT, Legacy Kodiak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of AACT’s executive officers and directors in the solicitation by reading AACT’s final prospectus related to its initial public offering filed with the SEC on April 24, 2023, the proxy statement/prospectus, and the Registration Statement which was declared effective by the SEC on August 29, 2025, and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, is set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Legacy Kodiak or the combined company resulting from the proposed business combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Form of Certificate of Designation

4.1	Form of PIPE Warrant Certificate

10.1	Form of Subscription Agreement

10.2	Acknowledgement and Agreement, by and among Kodiak Robotics, Inc., Ares Agent Services, L.P. and AAC II Holdings II LP, dated as of September 15, 2025.

99.1	Press Release, dated as of September 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2025

ARES ACQUISITION CORPORATION II

By:	/s/ Allyson Satin
Name:	Allyson Satin
Title:	Chief Operating Officer